UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2017

ASV HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38089	82-1501649
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Lily Lane, Grand Rapids, Minnesota 55744

(Address of Principal Executive Offices) (Zip Code)

(218) 327-3434

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 23, 2017, ASV Holdings, Inc. (the “Company”) issued a press release announcing that the underwriters of the Company’s recently completed initial public offering (the “IPO”) have exercised their over-allotment option in full by purchasing 570,000 additional shares of the Company’s common stock from A.S.V. Holding, LLC, a subsidiary of Terex Corporation, at a price of $7.00 per share, less underwriting discounts and commissions. The Company did not receive any proceeds from the sale of shares by A.S.V. Holding, LLC.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASV HOLDINGS, INC.

By:	/s/ Andrew M. Rooke
Name:	Andrew M. Rooke
Title:	Chief Executive Officer

Date: May 23, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 23, 2017.